EXHIBIT 10(c)

        Allonge to Amended and Restated Promissory Note between C.R.I., Inc.
                           and CRI/AIM Management, Inc.




                 ALLONGE TO AMENDED AND RESTATED PROMISSORY NOTE


     This Allonge is entered into as of June 23, 1995 by and between C.R.I., INC., a Delaware corporation ("Maker") and CRI/AIM MANAGEMENT, INC., a Delaware corporation ("Holder").


                                    RECITALS


     A. Maker has delivered to Holder its Amended and Restated Promissory Note dated March 27, 1995 in the principal sum of $6,000,000 (the "Note").

     B. Maker and Holder have agreed to a revised payment schedule with respect to the Note.


     For good and valuable consideration the parties hereto agree as follows:

     1. The outstanding principal balance of the Note as of the date hereof is Five Million Two Thousand One Hundred Eighty-Three Dollars ($5,002,183).

     2. Maker shall, on June 30, 1995, pay Holder all interest accrued with respect to the Note through June 30, 1995.

     3. Commencing September 30, 1995, and continuing on the last day of each calendar quarter through March 31, 2005, Maker shall make quarterly payments to Holder of (i) principal of One Hundred Twenty-Five Thousand Fifty-Five Dollars ($125,055), and (ii) all interest which has accrued but not yet been paid as of such last day of the calendar quarter.

     4. The entire balance of this Note, including interest, shall be due and payable in full on June 30, 2005.

     5. Except as amended hereby, the parties hereto ratify and confirm the Note as originally written.

     IN WITNESS WHEREOF, the Maker and Holder have entered into this Allonge as of the day and year first above written.

                              C.R.I., INC.



                              By:  /s/ Richard J. Palmer
                                   ------------------------------
                                   Richard J. Palmer
                                   Senior Vice President/Finance



                              CRI/AIM MANAGEMENT, INC.



                              By:  /s/ H. William Willoughby
                                   --------------------------------
                                   H. William Willoughby, President

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